Letter Agreement

[DATE]

Issuer Agreement

Hudson Pacific Properties, Inc.
11601 Wilshire Boulevard, Suite 900
Los Angeles, California 90025

Ladies and Gentlemen:

Reference is made to (i) the Margin Loan Agreement dated as of December 29, 2015 among HPP BREP V Holdco A LLC, as borrower (the “Borrower”), [LENDER] (“Pledgee”) and the other lenders party thereto, and Citibank, N.A., as Administrative Agent (the “Loan Agreement”), (ii) the Pledge and Security Agreement of even date herewith between Pledgee, as secured party, and Borrower, as pledgor (the “Borrower Pledge Agreement”), (iii) each Guarantee of even date herewith in favor of Pledgee, the other lenders party thereto and Citibank, N.A., as Administrative Agent executed by (a) HPP BREP V.TE.1 Holdco A LLC, HPP BREP V.TE.2 Holdco A LLC, HPP BREP V.F Holdco A LLC, HPP BRE Holdings V Holdco A LLC, HPP BREP VI Holdco A LLC, HPP BREP VI.TE.1 Holdco A LLC, HPP BREP VI.TE.2 Holdco A LLC, HPP BREP VI AV Holdco A LLC, HPP BREP (AIV) VI Holdco A LLC, HPP BRE Holdings VI Holdco A LLC and HPP BFREP VI SMD Holdco A LLC (collectively, the “Holdco A Guarantors”) and (b) HPP BREP V Holdco B LLC, HPP BREP V.TE.1 Holdco B LLC, HPP BREP V.TE.2 Holdco B LLC, HPP BREP V.F Holdco B LLC, HPP BRE Holdings V Holdco B LLC, HPP BREP VI Holdco B LLC, HPP BREP VI.TE.1 Holdco B LLC, HPP BREP VI.TE.2 Holdco B LLC, HPP BREP VI AV Holdco B LLC, HPP BREP (AIV) VI Holdco B LLC, HPP BRE Holdings VI Holdco B LLC and HPP BFREP VI SMD Holdco B LLC (collectively, the “Holdco B Guarantors” and, together with the Holdco A Guarantors, the “Guarantors”) and (iv) each Pledge and Security Agreement (each, a “Guarantor Pledge Agreement” and, collectively with the Borrower Pledge Agreement, the “Pledge Agreements”) of even date herewith or dated as of the Remaining Collateral Pledge Date between Pledgee and each Guarantor.
In connection with the loans and related pledges under the Loan Agreement (the “Transactions”) (i) pursuant to the Borrower Pledge Agreement, the Borrower will pledge to Pledgee shares of common stock (the “Common Stock”), par value $0.01 per share, of Hudson Pacific Properties, Inc. (the “Company”) owned by the Borrower (the “Borrower Pledged Shares”) and common units (the “Common Units”) of Hudson Pacific Properties, L.P. (the “Partnership”) owned by the Borrower (the “Borrower Pledged Units”) to secure the Borrower’s obligations under the Loan Agreement, and (ii) pursuant to the Guarantor Pledge Agreements, the Guarantors will pledge to Pledgee shares of Common Stock owned by the Guarantors (together with the Borrower Pledged Shares, the “Pledged Shares”) and Common Units owned by the Guarantors (together with the Borrower Pledged Units, the “Pledged Units”) to further secure the Borrower’s obligations under the Loan Agreement.
This letter agreement (the “Issuer Agreement”) memorializes certain understandings between the Company, the Borrower, the Guarantors and Pledgee.

Undertakings of Company as Issuer of Common Stock

1. The Company:

(a)
Confirms that the pledging of the Pledged Shares and the exercise of remedies with respect thereto, in each case, in accordance with the terms of Section 7 of the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof) do not (assuming Pledgee’s, the Borrower’s and the

Guarantors’ compliance with their respective undertakings under this Issuer Agreement and the representation letter dated December 30, 2015 delivered by the Borrower and the Guarantors to the Company, and Pledgee’s, the Borrower’s and the Guarantors’ compliance with the restrictions set forth in Section 6.2.1(a) of the Company’s charter, including that no Person (as defined in the Company’s charter) may Beneficially Own or Constructively Own (each as defined in the Company’s charter) Common Stock or capital stock of the Company in excess of the Aggregate Stock Ownership Limit or Common Stock Ownership Limit (each as defined in the Company’s charter) (such restrictions, collectively, the “Ownership Limit”)) violate the Company’s charter or any trading or corporate policy of the Company applicable to the Borrower, the Guarantors or any Affiliate (as defined in the Loan Agreement) of the Borrower or the Guarantors.

(b)
Acknowledges that (x) as of the date hereof, the Company does not, and (y) the Company would not, based solely on account of Pledgee’s rights and remedies under the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof) (subject to compliance with the conditions and limitations set forth therein) following an Event of Default (as defined in the Loan Agreement) (and for purposes of this clause (b), without taking into account any other right, remedy, arrangement, interest, acquisition or action of Pledgee or its Affiliates), consider Pledgee an “affiliate” of the Company (within the meaning of Rule 144 (“Rule 144”) under the Securities Act of 1933, as amended (the “Securities Act”)).

(c)
Agrees that the Company does not and, unless in the notice required to be delivered by Pledgee to the Company pursuant to Section 3(q) below Pledgee states that it or any of its Affiliates is or intends to act as part of a “group” (as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) with any other Lender (as defined in the Loan Agreement) under the Loan Agreement, any Affiliate of such Lender, the Borrower or any Guarantor with respect to shares of Common Stock, will not consider Pledgee or any Affiliate of Pledgee (collectively, the “Pledgee Parties”) together with any other Lender under the Loan Agreement, any Affiliate of such other Lender, the Borrower or any Guarantor to constitute a single “Person” (as defined in the Company’s charter) for purposes of the Ownership Limit with respect to any such person’s ownership of Common Stock acquired by it in connection with the exercise of rights and remedies under the Security Agreements. It is understood and agreed that (i) the Company shall be entitled to rely on Pledgee’s notice to the Company pursuant to 3(q) hereunder as to “group” status or intention, and (ii) notwithstanding the foregoing sentence, the Company shall not be liable to a Pledgee Party for any contravention by a Pledgee Party of the previous sentence or the Company’s charter, which the Pledgee Party acknowledges is not amended or affected by the terms of this Issuer Agreement.

(d)
Will not, following notice by Administrative Agent or Pledgee to the Company to the attention of the General Counsel that an Event of Default has occurred, take any actions that are intended to materially hinder or delay the exercise of any remedies with respect to the Pledged Shares or the Pledged Units by any Pledgee Party under the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof) (it being understood that this clause (d) will not in any way prevent or limit the Company from taking such actions, subject to Sections 2(c)(ii)(B), 2(g), 2(h) and 2(i)(i) of this Issuer Agreement, as it believes in good faith are required to comply with applicable legal or regulatory requirements and/or stock exchange rules or to maintain the Company’s status as a real estate investment trust within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended (a “REIT”) or the Partnership’s status as a partnership or disregarded entity for U.S. federal and applicable state income tax purposes); provided that such exercise of remedies shall comply with the requirements of this Issuer Agreement.

(e)	Confirms that the Pledged Shares have been validly issued and are fully paid and non-assessable.

(f)	Agrees that:

(i)
The Company shall use its best efforts to cause the transfer agent for the Common Stock (the “Transfer Agent”) to, within five Business Days (as defined in the Loan Agreement) of any Share Transfer Notification Date (as defined below) (such actions in clauses (A) and (B), the “Share Transfer”):

(A)	cancel the certificates (if any) representing each of the shares of Common Stock specified to be transferred or exchanged in the relevant Share Transfer Notice (as defined below); and

(B)	as specified in such Share Transfer Notice:

(1)
deliver or cause to be delivered (or, with one Business Day’s prior notice to the applicable Pledgee Party, make available at its offices set forth in Section 5 below to be collected by or on behalf of such purchaser or transferee or such Pledgee Party), in each case, one or more certificates representing the number of shares of Common Stock and in the denominations specified in such Share Transfer Notice (free of restrictive legends other than a restrictive legend substantially in the form of Exhibit A hereto) registered in such names as are specified in such Share Transfer Notice (which may include such Pledgee Party); or

(2)
deliver or cause to be delivered the number of shares of Common Stock specified in such Share Transfer Notice (free of restrictive legends other than a restrictive legend substantially in the form of Exhibit A hereto) to one or more accounts on the books and records of the Transfer Agent to reflect record ownership of such shares of Common Stock, which accounts shall have been established for each person specified in such Share Transfer Notice (which may include the applicable Pledgee Party).

(ii)
“Share Transfer Notification Date” means, for any delivery of shares of Common Stock by or at the instruction of any Pledgee Party pursuant to this Section 1(f), the first Business Day on which each of the following conditions has been satisfied by 4:30 p.m. New York City time:

(A)
a duly completed notice substantially in the form attached hereto as Exhibit B (each, a “Share Transfer Notice”) specifying a number of shares of Common Stock to be transferred or a number of shares of Common Stock to be exchanged for re-issuance in other denominations has been delivered to each of the Company and the Transfer Agent (at its notice details set forth in Section 5 below) by any Pledgee Party; and

(B)
delivery by the applicable Pledgee Party to the Transfer Agent (at its notice details set forth in Section 5 below) of (1) if the specified shares of Common Stock are in certificated form, the certificates representing the specified number of shares of Common Stock together with (x) undated stock powers executed by the registered holder(s) thereof in blank and bearing a “Z-level” medallion guaranty and (y) evidence that the signatory of such stock powers was authorized to execute such stock power on behalf of such registered holder(s), (2) if the specified shares of Common Stock are in book-entry form on the books and records of the Transfer Agent, (x) undated stock powers executed by the registered holder(s) thereof in blank and bearing a “Z-level” medallion guaranty and (y) evidence that the signatory of such stock powers was authorized to execute such stock power on behalf of such registered holder(s), or (3) if the specified shares of Common Stock are held through the facilities of The Depository Trust Company (“DTC”), notice that a DWAC Deposit Notification has been or will be delivered specifying delivery to the Transfer Agent on or before the applicable date specified in Section 1(f)(i).

(iii)
“DWAC Deposit Notification” means, for any transfer of shares of Common Stock held through the facilities of DTC into certificated or book-entry form pursuant to a Share Transfer, that the DTC participant through which such shares are held has submitted a one-sided deposit instruction through DTC’s Deposits and Withdrawal at Custodian program to the Transfer Agent (at the Transfer Agent account number: 50173).

(iv)
If at any time any Pledged Shares are held in certificated form, upon notification of any assignment or transfer in accordance with Section 3(j) hereof of the Advances (as defined in the Loan Agreement) or any portion thereof together with all related security and Collateral by Pledgee to an existing or new Lender (a “Transferee Lender”), the Company agrees to use its commercially reasonable efforts to cause the Transfer Agent to, if requested, within three Business Days, issue one or more certificates representing the transfer of the relevant number of such Pledged Shares from the certificate held in Pledgee’s Collateral Account (as defined in the Loan Agreement) to a new certificate to be held in the Transferee Lender’s Collateral Account (it being understood that the registered holder thereof shall not change), as specified in such notice, and make such certificate or certificates available at its offices set forth in Section 5 below to be collected by or on behalf of the Custodian (as defined in the Loan Agreement).

(v)
Upon notification of any transfer of any Pledged Shares in certificated form or any portion thereof by Pledgee to an existing Lender or by an existing Lender to Pledgee, the Company agrees to use its commercially reasonable efforts to cause the Transfer Agent to, if requested, within three Business Days, issue one or more certificates representing the transfer of the relevant number of Pledged Shares from the certificate held in Pledgee’s or such existing Lender’s Collateral Account, as the case may be, to a new certificate to be held in such existing Lender’s or Pledgee’s Collateral Account, as the case may be, as specified in such notice (it being understood that the registered holder thereof shall not change), and make such certificate or certificates available at its offices set forth in Section 5 below to be collected by or on behalf of the Custodian.

(vi)
As used herein, and for clarity, “best efforts” and “commercially reasonable efforts” to cause the Transfer Agent to undertake an action (A) shall not require the Company to take any action that the Company believes in good faith, following consultation with its outside counsel, would result in a violation or breach of applicable law and/or exchange rules, (B) shall not require the Company to waive any right under the Company’s charter or the Partnership Agreement (as defined below) that is not otherwise waived, amended or made inapplicable under this Issuer Agreement, (C) shall not require the Company to take any action if the Company shall not have received the relevant letter (if any) required under Section 3(b), any other document the Company is entitled to receive under the Company’s charter or this Issuer Agreement in connection with the applicable Share Transfer or to the extent the Company is exercising remedies under the Company’s charter and (D) shall, subject to clauses (A), (B) and (C), include delivering an instruction letter to the Transfer Agent (similar in form and substance to that given by the Company to the Transfer Agent in conjunction with the transfer of shares in connection with entry by the parties into this Issuer Agreement). If, after using its best efforts or commercially reasonable efforts, as applicable, to cause the Transfer Agent to undertake an action, such action is nonetheless not taken, the Company shall have no liability for the failure by the Transfer Agent to undertake such action notwithstanding its best efforts or commercially reasonable efforts, as applicable. In any litigation or proceeding against the Company by a Pledgee Party asserting that the Company failed to use best efforts or commercially reasonable efforts, the burden of factually establishing whether the Company used best efforts or commercially reasonable efforts shall fall upon the Pledgee Party. The Company shall copy Pledgee on all instructions given to the Transfer Agent under this Section 1(f).

(g)
Agrees that, if at any time the Borrower or any Guarantor shall exercise its Common Redemption Right (as defined in the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership dated as of December 17, 2015 (the “Partnership Agreement”) and as such Common Redemption Right is modified with respect to the Borrower and the Guarantors by the Stockholders Agreement dated as of April 1, 2015 among the Company, the Partnership and the other parties thereto (the “Stockholders Agreement”)) and shall receive Loan Party Exchanged Shares (as defined below) in exchange for Pledged Units, the Company shall reasonably cooperate with Pledgee and the Pledgor to cause such Loan Party Exchanged Shares to be held through the facilities of DTC by the fifth business day after the date that is six months from the date of delivery of such Loan Party Exchanged Shares to the Borrower or the applicable Guarantor (or if the Company does not meet the condition set forth in Rule 144(c)(1) under the Securities Act on such date, on the first date thereafter on which the Company does meet such condition), and subject to compliance with any change in applicable law since the Initial Closing Date (as defined in the Loan Agreement).

(h)
Agrees with respect to any purchaser of Pledged Shares in a foreclosure sale (including Pledgee or its Affiliates), any Pledgee or its Affiliates acquiring Pledgee Exchanged Shares following a foreclosure on Pledged Units and any purchaser of such Pledgee Exchanged Shares, in each case, that is not, and has not been for the immediately preceding three months, an “affiliate” (as defined in Rule 144 under the Securities Act) of the

Company, that, if such shares are then eligible for resale under Rule 144 and the Company meets the condition set forth in Rule 144(c)(1), it shall use commercially reasonable efforts to fulfill the reasonable requests of the Transfer Agent or DTC, as the case may be, necessary for the removal of any restrictive legend relating to Securities Act restrictions from the Pledged Shares and/or Pledgee Exchanged Shares, and, if applicable, to cause such shares to be exchanged for beneficial interests in global shares held by DTC or its nominee, as promptly as practicable following delivery of an opinion of nationally recognized counsel, which opinion and counsel are reasonably satisfactory to the Company, that the restrictive legend is no longer required in order to comply with the Securities Act or pursuant to the terms of such restrictive legend.

(i)
Acknowledges that each of the Borrower and the Holdco A Guarantors has pledged on the date hereof, and that each Holdco B Guarantor will pledge on the Remaining Collateral Pledge Date, its rights under the Registration Rights Agreement dated as of April 1, 2015 by and among the Company and the holders listed on Schedule I thereto (the “Registration Rights Agreement”) to Pledgee under the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof) and that the rights pledged thereunder are subject to the terms of this Issuer Agreement.

(j)
Has been advised by the Holdco B Guarantors that they have each agreed with Pledgee, in the Guarantee to which each such Holdco B Guarantor is party, to effect a pledge to Pledgee (the “Future Pledge”) of Common Units that are currently “Covered Securities” (as defined in the Stockholders Agreement) after the expiration of the transfer restrictions set forth in Section 3.2 of the Stockholders Agreement (the “Lock-Up Restrictions”), and hereby waives on behalf of the Company and, in its capacity as sole general partner of the Partnership, on behalf of the Partnership the Lock-Up Restrictions with respect to the agreement by the Holdco B Affiliates to effect the Future Pledge of such Common Units after the expiration of the Lock-Up Restrictions. The Company acknowledges that references to the Pledged Units hereunder include Common Units pledged under the Future Pledge.

(k)
Agrees that, if the Borrower notifies the Company that it proposes to obtain Incremental Commitments (as defined in the Loan Agreement) under the Loan Agreement from a new Lender, the Company will promptly upon request enter into an agreement with such new Lender substantially in the form of this Issuer Agreement if such new Lender is a permitted assignee listed on Exhibit J hereto.

Undertakings of Company as General Partner of Partnership

2. The Company, in its capacity as sole general partner of the Partnership, for itself and for the Partnership:

(a)
Confirms that (i) the pledging of the Pledged Units and the exercise of remedies with respect thereto, in each case, in accordance with the terms of the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof) does not (assuming Pledgee’s, the Borrower’s and the Guarantors’ compliance with their respective undertakings under this Issuer Agreement, the Partnership Agreement (as modified by the Stockholders Agreement and this Issuer Agreement) and the representation letter dated December 30, 2015 delivered by the Borrower and the Guarantors to the Company and the Ownership Limit) violate the organizational documents of the Partnership and (ii) without limiting the generality of the foregoing, the pledging of the Pledged Units to Pledgee in accordance with the terms of the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof) (but excluding from this clause (ii) any Transfer deemed to occur upon foreclosure) is not restricted (subject to Pledgee’s, the Borrower’s and the Guarantors’ compliance with their respective undertakings under this Issuer Agreement) under the Partnership Agreement and does not require any further consent from the Company, as general partner of the Partnership.

(b)
Will not, following notice by Administrative Agent or Pledgee to the Company to the attention of the General Counsel that an Event of Default has occurred, take any actions that are intended to materially hinder or delay the exercise of any remedies with respect to the Pledged Shares or Pledged Units by any Pledgee Party under the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof) (it being understood that this clause (b) will not in any way prevent or limit the Company from taking such actions, subject to Sections 2(c)(ii)(B), 2(g), 2(h) and 2(i)(i) of this Issuer Agreement, as it believes in good faith are advisable to comply with applicable legal or regulatory requirements and/or stock exchange rules or maintain the Company’s status as a REIT or the Partnership’s status as a partnership or disregarded entity for U.S. federal and applicable state income tax purposes); provided that such exercise of remedies shall comply with the requirements of this Issuer Agreement.

(c)
(i)    Agrees (and the Borrower and the Guarantors hereby irrevocably instruct the Company and the Partnership) to comply promptly with Written Instructions with respect to any proposed Transfer (as defined in the Partnership Agreement) of Pledged Units, the exercise of the Common Redemption Right (as defined in the Partnership Agreement and as modified with respect to the Borrower and the Guarantors by the Stockholders Agreement) in the name and on behalf of the Borrower and the Guarantors, the evidencing of Pledged Units by a certificate and matters directly relating to any of the foregoing (the “Specified Matters”), in each case, given to the Company or the Partnership by Pledgee in the name and on behalf of the Borrower or the Guarantors, as applicable, with respect to the Pledged Units that are permitted under the terms of the Partnership Agreement (as modified by the Stockholders Agreement and this Issuer Agreement) and not to comply with any instructions relating to a Specified Matter given by the Borrower or any Guarantor with respect to the Pledged Units unless accompanied by a consent of the Pledgee Parties; provided that, (i) for the avoidance of doubt, the Pledgee Parties hereby confirm and agree for the benefit of the Company and the Partnership, at all times prior to the sale of any Pledged Units pursuant to an exercise of remedies under the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof), the Borrower or the applicable Guarantor, as applicable, shall be entitled to exercise voting rights with respect to such Pledged Units, grant waivers, deliver consents and/or approve amendments under each of the Partnership Agreement, the Registration Rights Agreement and the Stockholders Agreement, (ii) unless an Event of Default has occurred, the Borrower or the applicable Guarantor shall be entitled to exercise its Common Redemption Right, as defined in the Partnership Agreement and as such Common Redemption Right is modified with respect to the Borrower and the Guarantors by the Stockholders Agreement, so long as instructions are given by the Borrower or the applicable Guarantor to the Company and the Transfer Agent to (A) pay any cash payable in respect of such exercise to the applicable Collateral Accounts and (B) if the Company elects to acquire Pledged Units subject to such exercise in exchange for shares of Common Stock, deliver any such shares of Common Stock (“Loan Party Exchanged Shares”) directly to the Custodian and to credit the applicable Collateral Accounts and (iii) such Written Instructions given by Pledgee shall be in compliance with, and not in violation of, the Partnership Agreement (as modified by this Issuer Agreement) and this Issuer Agreement. Subject to the immediately preceding sentence, the succeeding Subsections (ii) and (iii) below and Section 4(i), Pledgee shall have the right to exercise any right of the Borrower or any Guarantor arising under Section 11.3 or Section 15.1.A and 15.1.B of the Partnership Agreement or Section 4.17 of the Stockholders Agreement (excluding Section 4.17(g) of the Stockholders Agreement) with respect to the Pledged Units on behalf of the Borrower or any Guarantor.

(ii)
The Company agrees that, if Pledgee exercises the Common Redemption Right set forth in Section 15.1.A of the Partnership Agreement (as modified by Section 4.17 of the Stockholders Agreement) on behalf of the Borrower or any Guarantor:

(A) if the Company elects to acquire Pledged Units subject to such exercise in exchange for shares of Common Stock, the Company shall, subject to the receipt of the documents set forth in Sections 1(f)(ii) and (iii), if and to the extent applicable, cause the Transfer Agent to deliver such shares in book-entry form or in certificated form, as specified by Pledgee (and if Pledgee specifies that such shares shall be certificated, the Company shall cause the Transfer Agent to deliver such shares to the custodian specified by Pledgee), in the denominations specified by Pledgee (free of restrictive legends other than a restrictive legend substantially in the form of Exhibit A hereto), no later than 9:30 a.m. Eastern time on the Sponsor Redemption Date (as defined in the Stockholders Agreement) registered in the name specified by Pledgee (which may be the name of the Borrower or such Guarantor or, subject to receipt of the documents set forth in Sections 1(f)(ii) and (iii) and Section 3(b), in each case if and to the extent applicable, any Pledgee Party or a third party);

(B) Sections 11.3.C and 11.6.D(i), (iii), (iv), (v), (vi), (ix) (subject to compliance with Section 3(b) and 3(d) of this Issuer Agreement), (x), (xi) and (xii) of the Partnership Agreement shall not apply to such exercise (nor shall any conditions, representations or other requirements set forth in Section 3.4.B or the fourth sentence of Section 15.1.B of the Partnership Agreement, for the avoidance of doubt); and
(C) the amendment to the Stockholders Agreement described in Section 4(j) shall apply to such exercise.
It is understood and agreed that the Company is agreeing to the provisions of this Section 2(c) both in its capacity as General Partner of the Partnership and as issuer of the Common Stock. Furthermore, it is understood and agreed that, if (x) Pledgee delivers to the Company a Sponsor Notice of Redemption (as defined in the Stockholders Agreement) by or on behalf of the Borrower or any Guarantor, (y) the conditions in Section 11.6.D(ii), (vii) and (viii) of the Partnership Agreement are satisfied and (z) the Company receives the documents set forth in Sections 1(f)(ii) and (iii) and Section 3(b), in each case if and to the extent applicable, then the Company shall deliver shares of Common Stock pursuant to Section 2(c)(ii)(A) (or pay cash if it elects to effect a cash redemption) without any other condition of any kind; provided that, if a change in applicable law or regulation occurs after the date hereof and results in a change in the conditions that the Company must meet in order to qualify as a REIT, and as a result of such change the Company reasonably determines, based on the advice of nationally recognized counsel, that it is necessary to require information or a certification or affidavit from a purchaser of such shares (other than the Borrower or any Guarantor) as a condition to the Company’s obligations under this Section 2(c)(ii), the Company may impose a requirement for such information, certification or affidavit upon at least 60 days’ notice to Pledgee. For the avoidance of doubt, it is understood and agreed that following issuance the Company is entitled to exercise any remedy with respect to a holder of such shares that may be available to the Company under its charter.

(iii)
For purposes of this Section 2(c), “Written Instructions” means written instructions related to any Specified Matter delivered to the Company or the Partnership by Pledgee in the manner specified in Section 5. If Pledgee shall provide any Written Instruction that states that such Written Instruction is given on behalf of the Borrower or any Guarantor or is intended to represent the exercise of any right of the Borrower or any Guarantor with respect to any Specified Matter (including the Borrower’s or any Guarantor’s Common Redemption Right), such Written Instruction shall conclusively be determined to have been given pursuant to this Section 2(c) and shall be subject only to the conditions that are applicable to the exercise of such right in the name of the Borrower or any Guarantor or are otherwise required under this Section 2(c). Notwithstanding any change to any provision of the Partnership Agreement or the Stockholders Agreement after the date hereof, Pledgee shall have the right to exercise any right of the Borrower or any Guarantor with respect to any Specified Matter (including the Borrower’s or any Guarantor’s Common Redemption Right) as such right exists under the Partnership Agreement and the Stockholders Agreement (as modified by this Issuer Agreement) on the date hereof, without any additional restriction, limitation or condition. The provisions of this Section 2(c) shall continue until such time as Pledgee notifies the Company in the manner specified in Section 5 that the provisions of this Section 2(c) are terminated. Notwithstanding anything to the contrary herein, the provisions of this Section 2(c) shall not have any effect with respect to Pledged Units owned by the Holdco B Guarantors until the Administrative Agent notifies the Company that the Remaining Collateral Pledge Date has occurred.

(d)
Agrees that (and Borrower and each Guarantor hereby confirms its agreement that), notwithstanding anything to the contrary in the books and records of the Partnership’s transfer agent, no right of Borrower or any Guarantor in respect of its Pledged Units may be Transferred, including by way of assignment, other than as directed by Pledgee pursuant to this Issuer Agreement, and any attempted Transfer in violation of this provision shall be null and void ab initio. Notwithstanding anything to the contrary herein, the provisions of this clause (d) shall not have any effect with respect to Pledged Units owned by the Holdco B Guarantors until the Administrative Agent notifies the Company that the Remaining Collateral Pledge Date has occurred.

(e)
Confirms that, notwithstanding the appointment of a transfer agent with respect to the Common Units, the determination of which persons are Partners (as defined in the Partnership Agreement) of the Partnership and which persons have rights in respect of Partnership Interests (as defined in the Partnership Agreement) shall be made as specified in the Partnership Agreement and shall not be affected in any way by any register maintained by such transfer agent, which register has no legal significance and is not evidence of which persons are Partners of the Partnership or have rights in respect of Partnership Interests.

(f)
Agrees that, without the prior written consent of Pledgee, it will not make or consent to an election to treat the Common Units as “securities” for purposes of Article 8 of the Uniform Commercial Code (as in effect in any state).

(g)
Agrees that, in connection with any Transfer (as defined in the Partnership Agreement) of Pledged Units to any Pledgee Party (and not to a third party) in connection with an exercise of remedies under the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof), if Pledgee delivers to the Company or the Partnership (x) a Written Instruction instructing it to give effect to any Transfer of Pledged Units to any Pledgee Party, (y) a joinder to the Partnership Agreement in the form attached hereto as Exhibit D and (z) an executed IRS Form W-9 or the appropriate IRS Form W-8, as applicable, and California Form 590 or 588, as applicable (or any successor forms necessary to enable the Partnership to comply with its withholding and information reporting obligations), then, notwithstanding anything to the contrary in the Partnership Agreement and without any further condition set forth in the Partnership Agreement or otherwise:

(i)
such Pledgee Party shall be deemed to have satisfied in full the requirements set forth in the last sentence of Section 3.4.B of the Partnership Agreement, which shall have no force and effect with respect to such Pledgee Party;

(ii)	no consent of the Company or the Partnership shall be required under Section 11.3.C(ii) of the Partnership Agreement with respect to such Transfer; and

(iii)	Sections 11.1.C, 11.6.D(v) and 11.6.E of the Partnership Agreement shall not apply to such Transfer.

(h)
Agrees that, in connection with any Transfer (as defined in the Partnership Agreement) of Pledged Units to any person other than a Pledgee Party (whether such Transfer is made to such person directly from the Borrower or the applicable Guarantor or from a Pledgee Party following an initial Transfer to such Pledgee Party from the Borrower or the applicable Guarantor) made in connection with or following an exercise of remedies under the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof):

(i)	The Initial Holding Period (as defined in the Partnership Agreement) shall not apply to any Pledgee Party.

(ii)	Section 11.6.E of the Partnership Agreement shall not apply to such Transfer.

(i)	Notwithstanding the requirements of Section 15.1 of the Partnership Agreement:

(i)	The Initial Holding Period (as defined in the Partnership Agreement) shall not apply to any Pledgee Party in connection with its exercise of the Common Redemption Right.

(ii)
If any Pledgee Party (the “Tendering Pledgee Party”) shall at any time acquire Pledged Units in connection with an exercise of remedies under the Pledge Agreements (in the form attached as an exhibit to the Loan Agreement as in effect on the date hereof), such Pledgee Party shall thereby become a Qualifying Common Party (as defined in the Partnership Agreement) and may from time to time exercise its Common Redemption Right by delivering to the Company written notice, executed by a duly authorized signatory of such Pledgee Party, in the form attached hereto as Exhibit E (a “Pledgee Party Notice of Redemption”),

and which delivery shall be deemed to be a “Common Unit Notice of Redemption” in respect of a “Common Redemption” (each as defined in the Partnership Agreement);

(iii)
upon receipt of a Pledgee Party Notice of Redemption, the Company shall give notice to the Tendering Pledgee Party prior to 9:30 a.m. Eastern time on the immediately following Business Day (the “Election Time”) of its election to either (A) cause the Partnership to redeem all of the Tendering Pledgee Party’s Tendered Common Units (as defined in the Partnership Agreement) in exchange for an aggregate cash amount equal to the product (the “Pledgee Party Cash Amount”) of (x) the Market Price (as defined in the Partnership Agreement) of a share of Common Stock as of the date of receipt of such Pledgee Party Notice of Redemption multiplied by (y) the Common Unit REIT Shares Amount (as defined in the Partnership Agreement) determined as of the Pledgee Party Redemption Date (as defined below) or (B) acquire all of the Tendering Pledgee Party’s Tendered Common Units in exchange for a number of newly-issued shares of Common Stock equal to the Common Unit REIT Shares Amount (as defined in the Partnership Agreement) (the “Pledgee Exchanged Shares”); provided that the date of “receipt” of a Pledgee Party Notice of Redemption shall (1) for purposes of determining the Pledgee Party Cash Amount and the Election Time, be (x) the date on which the Pledgee Party Notice of Redemption is received by the Company if received prior to 6:00 p.m. Eastern time or (y) the Business Day following the date on which the Pledgee Party Notice of Redemption is received by the Company if received later than 6:00 p.m. Eastern time and (2) for purposes of determining the Pledgee Party Redemption Date, be (x) the date on which the Pledgee Party Notice of Redemption is received by the Company if received prior to 4:30 p.m. Eastern time or (y) the Business Day following the date on which the Pledgee Party Notice of Redemption is received by the Company if received later than 4:30 p.m. Eastern time, in each case, the time of receipt being the time transmitted by electronic mail to each of the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Chief Investment Officer and General Counsel of the Company at the addresses set forth in Exhibit F (excluding any officer roles that are vacant at such time); provided, further, that in the event that the Company fails to give such notice prior to the Election Time, the Company shall be deemed to have elected to cause the Partnership to redeem all such Tendered Common Units in exchange for Pledgee Exchanged Shares pursuant to the preceding clause (B);

(iv)
in the event that the Company elects to cause the Partnership to redeem all of the Tendering Pledgee Party’s Tendered Common Units in exchange for the Pledgee Party Cash Amount, the Company shall deliver the Pledgee Party Cash Amount by wire transfer of immediately available funds (to the account(s) designated by the Tendering Pledgee Party) no later than three (3) Business Days following the date of receipt of the Pledgee Party Notice of Redemption (the “Pledgee Party Redemption Date”, which shall be deemed to be the “Cut-Off Date” for purposes of the Partnership Agreement); provided that, if the Company fails to cause the Partnership to deliver the Pledgee Party Cash Amount by the Pledgee Party Redemption Date, subject to Section 2(j), the Company shall be deemed to have elected to cause the Partnership to redeem all such Tendered Common Units in exchange for Pledgee Exchanged Shares pursuant to Section 2(i)(iii)(B) and for such purpose the Pledgee Party Redemption Date shall be deemed to be postponed to the third Business Day following the original Pledgee Party Redemption Date; provided, further, that the Tendering Pledgee Party shall continue to own all Tendered Common Units and be treated as a Common Limited Partner (as defined in the Partnership Agreement) with respect to such Tendered Common Units for all purposes of the Partnership Agreement, until such Tendered Common Units are paid for in full as provided herein;

(v)
in the event that the Company elects (or is deemed to have elected) to acquire all of the Tendering Pledgee Party’s Tendered Common Units in exchange for Pledgee Exchanged Shares, on the Pledgee Party Redemption Date the Company shall use its commercially reasonable efforts to promptly fulfill the reasonable requests of the Transfer Agent necessary for the Transfer Agent to deliver such Pledgee Exchanged Shares in book-entry form in the denominations specified by Pledgee (free of restrictive legends other than a restrictive legend substantially in the form of Exhibit A hereto), no later than 9:30 a.m. Eastern time on the Pledgee Party Redemption Date registered in the name specified by the Tendering Pledgee Party (which, subject to the Ownership Limit, may be the name of any Pledgee Party or, subject to Section 3(b), a third party), which Pledgee Exchanged Shares shall be duly authorized, validly issued, fully paid and non-assessable and free of any pledge, lien, encumbrance or restriction, other than the Ownership Limit and, to the extent applicable, the Securities Act and relevant state securities or “blue sky” laws, and immediately upon such delivery the Tendering Pledgee Party shall be deemed to have delivered the Tendered Common Units to the Company in exchange for such Pledgee Exchanged Shares; and

(vi)
if (A) concurrently with the delivery of the applicable Pledgee Party Notice of Redemption, such Tendering Pledgee Party shall have delivered to the Company a certificate executed by a duly authorized signatory of the Tendering Pledgee Party in the form attached hereto as Exhibit G, (B) the Shelf Registration Statement (as defined in the Registration Rights Agreement) is effective, the Company is eligible to use the Shelf Registration Statement and the plan of distribution in the prospectus included in the Shelf Registration Statement (the “Resale Prospectus”) covers the offering contemplated pursuant to the immediately following clause (C), (C) concurrently with the delivery of a Pledgee Party Redemption Notice, the applicable Tendering Pledgee Party provides written notice to the Company (x) that such Tendering Pledgee Party has entered into a firm underwriting agreement or other binding agreement and, pursuant to which, it has sold or will (on or prior to the Pledgee Party Redemption Date) sell shares of Common Stock pursuant to the Resale Prospectus in an amount equal to the number of Pledgee Exchanged Shares that may be issued by the Company in connection with the redemption of the Tendering Pledgee Party’s Tendered Common Units pursuant to this Section 2(i), and (y) identifying, and providing all necessary information to give effect to the issuance and delivery of shares of Common Stock to, the intended recipient(s) of such shares (the “Proposed Recipients”), (D) the issuance of Pledgee Exchanged Shares to the Tendering Pledgee Party in exchange for such Tendering Pledgee Party’s Tendered Common Units would not otherwise be prohibited by the Ownership Limit as determined by the General Partner in its sole discretion and (E) no Suspension Period (as defined in the Registration Rights Agreement) is then in effect or has been declared by the Company within one Business Day after the delivery of the applicable Pledgee Party Notice of Redemption, then (x) the Company agrees that such Tendering Pledgee Party’s Tendered Common Units shall not be redeemed by the Partnership for cash as described in Section 2(i)(iii) and (y) in lieu of issuing the Pledgee Exchanged Shares to the Tendering Pledgee Party as described in Section 2(i)(v), the Company shall issue and deliver such Pledgee Exchanged Shares, which Pledgee Exchanged Shares shall not contain a legend regarding restrictions under the Securities Act, to the Proposed Recipients (in the proposed denominations set forth in such written notice), which delivery may be effected through DTC’s Deposit and Withdrawal at Custodian service or Direct Registration System (to the extent such deliveries are requested and reasonably available), no later than 9:30 a.m. Eastern time on the Pledgee Party Redemption Date.

(j)
Notwithstanding anything to the contrary in this Issuer Agreement or the provisions of Section 15.1.A, 15.1.B or 15.1.H of the Partnership Agreement, Pledgee hereby agrees that it shall have no rights to require the Partnership to redeem Common Units for cash, to the extent the Company’s election to acquire such Common Units in exchange for shares of Common Stock pursuant to Section 15.1.B of the Partnership Agreement would otherwise be prohibited by the Ownership Limit (but giving effect to, and subject to the terms of, this Issuer Agreement).

(k)
In connection with a Transfer of Pledged Units to a Pledgee Party pursuant to Section 2(g), such Pledgee Party shall be deemed to have satisfied Section 3.4.C(iii) of the Partnership Agreement provided that, after such Transfer, the Common Units held by such Pledgee Party, the Borrower, any Guarantor, the Blackstone Entities (as defined in the Loan Agreement), any other Lender under the Loan Agreement as a result of the exercise of remedies thereunder and any other person who holds Common Units that were initially issued to the Borrower, the Guarantors or their respective Affiliates or predecessors are held, in the aggregate, by no more than thirty (30) partners (excluding as partners for these purposes any Flow-Through Partners (as defined in the Partnership Agreement) unless a principal purpose of the use of the Flow-Through Entity (as defined in the Partnership Agreement) through which such partners invest was to permit the Partnership to satisfy the 100-partner limitation within the meaning of Treas. Reg. Section 1.7704-1(h)(3)(ii)).

Undertakings of Pledgee

3. Pledgee hereby irrevocably acknowledges and agrees with the Company, for itself and for each other Pledgee Party, that:

(a)
The Pledged Shares and any Pledgee Exchanged Shares are subject to the provisions set forth in the Company’s organizational documents, including without limitation Article VI of the Company’s charter and the restrictive legend set forth in Section 6.2.9 therein. Pledgee agrees with the Company that each Pledgee Party shall comply with such provisions in connection with any foreclosure sale to it. Pledgee further agrees that, if the Company requests any information, certification or affidavit from any third party (other than the Borrower or any Guarantor) that purchases Pledged Shares or Pledgee Exchanged Shares from any Pledgee Party, such Pledgee Party will reasonably cooperate with the Company’s efforts to obtain such information, certification or affidavit.

(b)
The Pledged Shares and any Pledgee Exchanged Shares have not been registered under the Securities Act or any applicable state securities laws, and are and will be therefore “restricted securities” within the meaning of Rule 144, and agrees that the Pledged Shares and any Pledgee Exchanged Shares may not be sold, pledged, hypothecated or otherwise made subject to a security interest or otherwise transferred (it being understood that a release of the Pledged Shares from the lien granted under the relevant Pledge Agreement shall not constitute a “transfer” for these purposes) except following an Event of Default:

(i)	to the Company or any Subsidiary (as defined in the Loan Agreement) thereof;

(ii)	pursuant to a transaction registered under the Securities Act;

(iii)
pursuant to Rule 144, assuming that (A) subject to clause (B) below, the holding period for any Pledgee Party under Rule 144 with respect to Pledged Shares shall be deemed to have commenced on the later of the Initial Closing Date or the date the Commitment (as defined in the Loan Agreement) was made in respect of the Advance under the Loan Agreement to which such foreclosure sale relates (as reasonably determined by such Pledgee Party) or (B) if later, the holding period for any Pledgee Party under Rule 144 with respect to any Pledgee Exchanged Shares or any Loan Party Exchanged Shares shall be deemed to have commenced on the applicable Pledgee Party Redemption Date or Sponsor Redemption Date (as defined in the Stockholders Agreement), as applicable; or

(iv)
otherwise in a transaction exempt from registration under the Securities Act where (A) such shares are directly registered on the books and records of the Transfer Agent, or are in certificated form, in the name of the Borrower, any Guarantor, any Pledgee Party or the relevant purchaser and such shares of Common Stock are legended with a transfer restriction legend in the form set forth on Exhibit A hereto and either:

(1)
the purchaser is an “institutional accredited investor” under the Securities Act and in the aggregate owns and invests on a discretionary basis not less than $25,000,000 in investments, such shares of Common Stock are legended with a transfer restriction legend in the form set forth on Exhibit A hereto and prior to settlement the Company is provided with a seller’s letter of representation in the form attached hereto as Exhibit C-1 and a buyer’s letter of representation in the form attached hereto as Exhibit C-2, and, such purchaser buys a number of shares of Common Stock for an aggregate price of at least $2.5 million; or

(2)
prior to settlement the Company is provided with an opinion of nationally recognized counsel, which opinion and counsel are reasonably acceptable to the Company, that such shares of Common Stock may be sold in the applicable transaction without registration under the Securities Act and such purchaser agrees to the limitations set forth in this Section 3(b), or

(B) in the case of Pledged Shares that satisfy the requirements set forth under Rule 144A(d)(3)(i) under the Securities Act, such shares are directly registered on the books and records of the Transfer Agent, or are in certificated form, in the name of the Borrower, any Guarantor, any Pledgee Party or the relevant purchaser and are legended with a transfer restriction legend in the form set forth on Exhibit A hereto, seller reasonably believes that the purchaser is a qualified institutional buyer (as defined in Rule 144A) and the Company is provided with a buyer’s letter of representation in the form attached as Exhibit H where the portion of such Exhibit indicated by “[***]” shall be completed in a manner so that the Pledged Shares to be purchased by such purchaser are subject to the same Rule 144 holding period that applies to any Pledgee Party with respect to such Pledged Shares pursuant to Section 3(b)(iii).

(c)
The Pledged Units are subject to the provisions set forth in the Partnership Agreement (as modified by the Stockholders Agreement and this Issuer Agreement). Pledgee agrees with the Company that each Pledgee Party shall comply with such provisions in connection with any foreclosure.

(d)
The Pledged Units have not been registered under the Securities Act or any applicable state securities laws, and are therefore “restricted securities” within the meaning of Rule 144, and agrees that the Pledged Units may not be sold, pledged, hypothecated or otherwise made subject to a security interest or otherwise transferred (it being understood that a release of the Pledged Units from the lien granted under the relevant Pledge Agreement and the exercise of the Common Redemption Right with respect to Pledged Units shall not constitute a “transfer” for these purposes) except following an Event of Default:

(i)	to the Company, the Partnership or any Subsidiary thereof;

(ii)	pursuant to a transaction registered under the Securities Act;

(iii)
pursuant to Rule 144, assuming that the holding period for any Pledgee Party under Rule 144 shall be deemed to have commenced (A) subject to clause (B) below, on the later of the Initial Closing Date or the date the Commitment was made in respect of the Advance under the Loan Agreement to which such foreclosure sale relates (as reasonably determined by such Pledgee Party) or (B) if later, in the case of Pledged Units that are Remaining Collateral, on the date such Common Units were first pledged to any Applicable Lender; or

(iv)	otherwise in a transaction exempt from registration under the Securities Act where:

(A)
the purchaser is an “institutional accredited investor” under the Securities Act and in the aggregate owns and invests on a discretionary basis not less than $25,000,000 in investments and prior to settlement the Company is provided with a seller’s letter of representation in the form attached hereto as Exhibit I-1 and a buyer’s letter of representation in the form attached hereto as Exhibit I-2, and, such purchaser buys a number of Common Units for an aggregate price of at least $2.5 million; or

(B)
prior to settlement the Company is provided with an opinion of nationally recognized counsel, which opinion and counsel are reasonably acceptable to the Company, that such Common Units may be sold in the applicable transaction without registration under the Securities Act and such purchaser agrees to the limitations set forth in this Section 3(d).

(e)
As a condition to acquiring any Pledged Units, Pledgee will be required to execute a joinder to the Partnership Agreement in the form attached hereto as Exhibit D and will be required to comply with the terms and conditions of the Partnership Agreement (as modified by this Issuer Agreement) and this Issuer Agreement.

(f)
As a condition to the transfer of any Pledged Units by Pledgee, any transferee thereof will be required to execute a joinder to the Partnership Agreement in form and substance reasonably satisfactory to the Company and will be required to comply with the terms and conditions of the Partnership Agreement.

(g)
Upon any release of Pledged Shares from Pledgee’s Collateral Account, which are not in certificated form or book-entry form registered on the books and records of the Transfer Agent and subject to a restrictive legend, and the lien granted under the relevant Pledge Agreement (other than a transfer to an Acceptable Collateral Account or to settle a sale registered under the Securities Act or effected pursuant to Rule 144), Pledgee shall reasonably cooperate with Company and the Transfer Agent to facilitate the registration of such Pledged Shares on the books and records of the Transfer Agent in the name of the Borrower or the Guarantors or, in accordance with Section 3(b), the name of any other party, as applicable, and subject to a restrictive legend in the form of Exhibit A. The Pledgee agrees to notify the Company prior to such release and to provide all cooperation as may be reasonably requested by the Company or the Transfer Agent to effect the re-coding of such restrictive legend. “Acceptable Collateral Account” means a Collateral Account subject to the control of a Lender (other than control by virtue of another Lender acting as its agent for perfection) that, in the case of a Lender other than Pledgee, either (i) is party to an agreement with the Company substantially identical to this Issuer Agreement dated as of even date herewith (an “Other Issuer Agreement”) or (ii) has executed a joinder to this Issuer Agreement or an Other Issuer Agreement pursuant to Section 3(j) hereof or thereof, as applicable.

(h)
If any Pledgee Party reasonably determines that it is, at the time of any sale of Pledged Shares or Pledgee Exchanged Shares pursuant to clause (b)(iii) above, the time of any sale of Pledged Units pursuant to clause (d)(iii) above or at any time during the preceding three months has been, an affiliate of the Company (within the meaning of Rule 144) (in the case of any sale of Pledged Shares or Pledgee Exchanged Shares) or an affiliate of the Partnership (in the case of any sale of Pledged Units), then such Pledgee Party will comply with the conditions set forth in Rule 144 applicable to sales by affiliates, including the manner and volume conditions thereunder.

(i)
It has the power to execute and deliver this Issuer Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, and its obligations under this Issuer Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(j)
Pledgee shall not have the right to assign its rights under this Issuer Agreement, except (i) with the consent of the Company or (ii) to any permitted assignee listed on Exhibit J hereto. Any assignee of Pledgee’s rights and obligations permitted pursuant to the preceding sentence shall deliver to the Company, to the Borrower and to each Guarantor an executed counterpart in the form of Exhibit K hereto to a deemed agreement with terms and conditions identical to those contained in this Issuer Agreement, except that such assignee shall be substituted for Pledgee in such agreement. Upon such delivery, such agreement shall be deemed to be automatically effective among such assignee, the Company, the Borrower and each Guarantor without further action by the Company, the Borrower and each Guarantor. Pledgee will not transfer any Collateral consisting of equity securities of the Company or the Partnership to or at the direction of any such assignee except in compliance with the terms of this Issuer Agreement, the Company’s charter and the Partnership Agreement (as modified by this Issuer Agreement).

(k)
Unless an Event of Default has occurred and is continuing, Pledgee covenants, for the benefit of the Borrower and the Guarantors, that it will not deliver Written Instructions concerning the Pledged Units, except in accordance with this Issuer Agreement.

(l)
Pledgee agrees, solely for the benefit of the Borrower and the Guarantors, that it will notify the Company that the provisions of Section 2(c) are terminated promptly following request from the Borrower or any Guarantor delivered at a time when (i) all Obligations (as defined in the Loan Agreement) (other than contingent indemnification obligations for which no claim has been asserted or accrued) owed to Pledgee and any Agented Lender (as defined in the Loan Agreement) with respect thereto and any Related Parties of the foregoing have been paid in full and (ii) the Commitments (as defined in the Loan Agreement) of Pledgee and any Agented Lender have been terminated in full (the “Termination Date”).

(m)	Pledgee is not, and has not been during the preceding three months, an affiliate (within the meaning of Rule 144) of the Company or the Partnership.

(n)
Pledgee acknowledges that the transfer agent of the Company and the Partnership maintains rules and requirements with respect to the transfer of shares of Common Stock and Common Units and with respect to the removal of legends.

(o)
Pledgee agrees that, upon reasonable request of the Company for further assistance, clarification or facilitating documentation of the type specified in Sections 1(f)(ii) and (iii) in connection with any matter set forth in Section 1(f) or 2(c), it will (and, if necessary to give effect to a transfer, will use good faith efforts to cause the relevant transferee to) cooperate in good faith with the Company to provide such assistance, clarification or facilitating documentation.

(p)
Pledgee agrees that the Company and its directors, officers and employees shall have no liability to any Pledgee Party for any breach of this Issuer Agreement by the Company that is caused, directly or indirectly, by the actions or omissions of the Borrower or any Guarantor.

(q)
Pledgee agrees that, at the time of exercising the Common Redemption Right (whether on Pledgee’s own behalf or on behalf of the Borrower or any Guarantor), Pledgee will notify the Company in writing whether or not any Pledgee Party is or intends to be part of a “group” (as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) with any other Lender under the Loan Agreement, any Affiliate of such other Lender, the Borrower or any Guarantor with respect to the shares of Common Stock received in connection with such exercise. If Pledgee notifies the Company that any Pledgee Party is or intends to be part of a group with any other Lender under the Loan Agreement, any Affiliate of such other Lender, the Borrower or any Guarantor with respect to such shares (a “Group Notice”), Pledgee covenants that such exercise will comply with the Ownership Limit as applied to the specified group as a group. If Pledgee notifies the Company that each Pledgee Party is not and does not intend to be part of a group with any other Lender under the Loan Agreement, any Affiliate of such other Lender, the Borrower or any Guarantor with respect to such shares (a “Non-Group Notice”), Pledgee covenants that no Pledgee Party will thereafter become a part of such a group with respect to such shares unless, at the time of becoming a part of such a group, such group is in compliance with the Ownership Limit as applied to such group and at such time Pledge Party provides a Group Notice to the Company.

(r)
On the date hereof, Pledgee has provided the Company with a true and correct copy of the Loan Agreement (including the form of Pledge Agreements attached as exhibits thereto) as in effect on the date hereof.

(s)	Pledgee acknowledges that the Borrower and the Guarantors are subject to “standstill” obligations under the Stockholders Agreement.
Undertakings of the Borrower and Guarantors

4. The Borrower and each Guarantor:

(a)
Makes the instructions to the Company and the Partnership specified in Sections 1 and 2 as being made by the Borrower or such Guarantor and will not revoke such instructions or take any action intended to induce the Company or the Partnership to take any action inconsistent with such instructions.

(b)
Agrees to take any administrative action reasonably requested by Pledgee which is necessary to allow the Partnership and/or the Company to comply with their respective obligations under Section 1(f), 2(c) or Section 2(i)(iii) hereof, as applicable (including, by way of example, executing any documentation as the beneficial owner necessary to reflect the exchange of Pledged Units for Pledgee Exchanged Shares or any documentation required by the Transfer Agent of the types set forth in Sections 1(f)(ii) and (iii)); provided that any such request shall comply with the requirements of this Issuer Agreement.

(c)	Consents to the provisions of Sections 1 and 2 and to Pledgee’s agreements under Section 3.

(d)
Agrees that, if Pledgee proposes to accept Pledged Units after an Event of Default in full or partial satisfaction of the Obligations at a price for each Pledged Unit equal to the Market Price (as defined in the Partnership Agreement) of the Common Stock on a date within five Business Days of the date of such proposal, the Borrower and each Guarantor will agree to the terms of such acceptance in a record authenticated within two Business Days after the date of such proposal. If the Borrower or any Guarantor does not provide such agreement pursuant to the immediately preceding sentence, Pledgee acknowledges and agrees that it may not proceed with such proposed acceptance of Pledged Units and that the failure to provide such agreement shall not give Pledgee the right to pursue any remedy against Borrower or any Guarantor.

(e)
Agrees that it will not make or consent to make any Pledged Units “financial assets” as defined in Article 8 of the Uniform Commercial Code (as in effect in any state), and that any attempt to do so shall be null and void ab initio.

(f)	Agrees that it will provide prompt written notice to Pledgee of its receipt from the Company of notice of any amendment to the Partnership Agreement.

(g)
Agree, jointly and severally, to reimburse the Company for all fees and expenses of the Company and the Partnership (including without limitation, all fees and expenses of counsel to the Company and the Partnership) incurred in connection with the negotiation of and entry into this Issuer Agreement.

(h)
Agree, jointly and severally, to reimburse the Company for all fees and expenses of the Company and the Partnership (including without limitation, all fees and expenses of counsel to the Company and the Partnership) incurred in connection with the transactions contemplated hereby after the date of this Issuer Agreement (including without limitation, in connection with facilitating any rights exercised by the Pledgee hereunder from time to time); provided that the aggregate amount Borrower and the Guarantors may be required to pay under this Section 4(h) shall not exceed $300,000.

(i)
Acknowledges and agrees that it has not entered, and for so long as the Advances are outstanding will not enter, into any agreement, arrangement or understanding with Pledgee or any of its Affiliates that provides Pledgee or any of its Affiliates with any consent, waiver, approval or other similar right with respect to the Partnership Agreement, the Registration Rights Agreement, the Stockholders Agreement or this Issuer Agreement, other than as expressly set forth in this Issuer Agreement. The Borrower and each Guarantor further agrees that for so long as the Advances are outstanding, it shall not consult with Pledgee or any of its Affiliates in connection with granting any waivers, delivering any consents or approving any amendments under each of the Partnership Agreement, the Registration Rights Agreement and the Stockholders Agreement.

(j)
Agrees that, from time to time, if an Event of Default has occurred and is continuing and Pledgee notifies the Borrower or such Guarantor that Pledgee intends to exercise the Common Redemption Right on the Borrower’s or such Guarantor’s behalf pursuant to Section 2(c), the Borrower or such Guarantor shall, as promptly as practicable and in any event within one Business Day of receipt of such notice, execute and deliver to Pledgee and the Company a duly completed Sponsor Notice of Redemption (as defined in the Stockholders Agreement) tendering for redemption the number of Common Units specified in Pledgee’s notice; provided that if Pledgee notifies the Borrower or such Guarantor that any shares of Common Stock to be issued in connection with such exercise will be issued in the name of Borrower or such Guarantor, the Borrower and the Guarantors shall not be required to execute and deliver such Sponsor Notice of Redemption with respect to a number of Common Units that, when taken together with Pledgee’s Applicable Percentage (as defined in the Loan Agreement) of the number of shares of Common Stock then held in the Collateral Accounts, would exceed the product of Pledgee’s Applicable Percentage and 9.8% of either (A) the aggregate of the outstanding shares of Common Stock or (B) the aggregate of the outstanding shares of Capital Stock (as defined in the Company’s charter), in each case based on the most recent information provided by the Company but giving effect to the number of shares of Common Stock that may be issued in connection with such exercise. The Borrower and each Guarantor represents and warrants that it does not, and the Blackstone Entities do not, Beneficially Own

or Constructively Own (as such terms are defined in the Company’s charter) any shares of Common Stock other than shares held in the Collateral Accounts and up to 349,366 shares held by Nantucket and Blackhawk (which are not subject to the Pledge Agreements (in the form attached to the Loan Agreement as in effect on the date hereof)), and agrees that such representation and warranty shall remain true until this Issuer Agreement is terminated (except for any shares of Common Stock that are released from the Collateral Accounts in connection with a Permitted Sale Transaction).

(k)
Agrees, on behalf of itself and on behalf of each of its Affiliates that is party the Stockholders Agreement, that if it or any such Affiliate delivers a Sponsor Notice of Redemption (as defined in the Stockholders Agreement) on its own behalf after the Company receives notice pursuant to Section 1(d) from the Administrative Agent or Pledgee that an Event of Default has occurred, and during such time as Pledgee is exercising remedies with respect to the Common Units, then the first proviso to Section 4.17(d)(iii) of the Stockholders Agreement shall be deleted and replaced by the following: “provided, that if the Operating Partnership fails to deliver the Sponsor Cash Amount by the Sponsor Redemption Date, the Company shall be deemed to have elected to cause the Operating Partnership to redeem all such Tendered Common Units in exchange for Exchange Common Shares pursuant to Section 4.17(d)(ii)(B) and for such purpose the Sponsor Redemption Date shall be deemed to be postponed to the third Business Day following the original Sponsor Redemption Date.”

(l)
Represents and warrants to the Company, the Partnership and the Pledgee Parties that it has consulted with the Company’s Transfer Agent, and the Transfer Agent has confirmed to the Borrower (i) that it would be capable of giving effect to the Share Transfer within the time periods contemplated in Section 1(f) and (ii) that, assuming the Company delivers an instruction letter to the Transfer Agent (similar in form and substance to that given by the Company to the Transfer Agent in conjunction with the transfer of shares in connection with entry by the parties into this Issuer Agreement), no opinions of counsel, certificates or other documents are required to be delivered to any party for the Transfer Agent to give effect to the Share Transfer, other than the requirements set forth in clauses (i) and (ii) of the definition of “Share Transfer Notification Date” (and, in each case, the Borrower has provided Pledgee, or will use commercially reasonable efforts to provide Pledgee as soon as practicable after the date hereof, with a copy of an e-mail from the Transfer Agent setting forth the basis for its representation and warranty).

(m)
Agrees, on behalf of itself and on behalf of each of its Affiliates that is party to the Stockholders Agreement, that if any Lender under the Loan Agreement or any Affiliate or any other transferee of such Lender is admitted as a Partner in accordance with the terms of the Partnership Agreement and this Issuer Agreement as a result of acquiring Pledged Units in connection with an exercise of remedies under the Pledge Agreements, then the words “thirty (30) partners” in Section 4.17(c) of the Stockholders Agreement shall be deleted and replaced with a number equal to the difference between 30 and such number of Lenders, their Affiliates or transferees admitted to the Partnership in accordance with the terms of this Issuer Agreement.

Miscellaneous

5. Except as otherwise provided herein, any notice to any party under this Issuer Agreement shall be deemed received by such party at the time when such notice shall have been transmitted by electronic mail to (A) in the case of the Company, (i) the Chief Financial Officer of the Company at the following address: [        ], (ii) the General Counsel of the Company at the following address: [        ], and (iii) the Company’s outside counsel at the following address: [        ], (B) in the case of the Borrower or the Guarantors, [        ] and (C), in the case of the Pledgee, [        ]. The parties may change such addresses by notifying the other parties of such change by electronic mail transmitted to the addresses set forth above (or such other address as to which notice has been given pursuant to the preceding sentence).

Any notice to the Transfer Agent under this Issuer Agreement shall be given as follows:

(i)	For purposes of delivery of any notice:

[        ]

(ii)	For purposes of delivery of any certificates or other documents:

[        ]

6. This Issuer Agreement and any claim, controversy or dispute arising under or related to this Issuer Agreement (including, without limitation, any claims sounding in contract law or tort law arising out of the subject matter hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

7. Each party hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, the City of New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Issuer Agreement, or the transactions contemplated hereby, and agrees that all claims in respect of any such suit, action or proceeding may be heard and determined only in such New York State court or, to the extent permitted by law, in such Federal court, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Issuer Agreement or the transactions contemplated hereby or thereby in any New York State court or in any such Federal court, (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (d) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Service of any process, summons, notice or document by registered mail addressed to the address of such party set forth above shall be effective service of process against such party for any suit, action or proceeding brought in any such court.

8. EACH PARTY HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS ISSUER AGREEMENT OR THE PERFORMANCE OF SERVICES HEREUNDER.

9. Except with respect to claims of fraud, no party hereto shall have any liability hereunder for any special, incidental, punitive, indirect or consequential damages (including with respect to loss of profits).

10. This Issuer Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Issuer Agreement by facsimile or other electronic transmission (including “pdf” or “tif “) shall be effective as delivery of a manually executed counterpart hereof. No provision of this Issuer Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or, in the case of a waiver, by the party against whom the waiver is to be effective.

11. Computershare Trust Company, N.A., as the Transfer Agent for the Common Stock, shall be a third-party beneficiary of this Issuer Agreement and any certificates, opinions or other documents delivered hereunder.

12. This Issuer Agreement shall expire and be of no further force and effect on the earlier of (i) the date that is ninety days following the third anniversary of this Agreement and (ii) the Termination Date. No amendment may be made to the Loan Agreement or the Pledge Agreements that would directly contravene any provision of this Issuer Agreement without the consent of the Company.

[Remainder of this page intentionally left blank]

If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof, whereupon this Issuer Agreement shall become a binding agreement between us; provided that the rights and obligations of the parties hereto in paragraphs 1, 2, 3 and 4 shall become effective only upon the occurrence of the Initial Closing Date (and, for the avoidance of doubt, shall become automatically effective and binding on the parties hereto upon the occurrence of the Initial Closing Date).

Very truly yours,

[LENDER]

By:
Name:
Title:

Accepted and agreed:

HUDSON PACIFIC PROPERTIES, INC.

By:
Name:
Title:

Accepted and agreed:

HPP BREP V HOLDCO A LLC

By:
Name:
Title:

HPP BREP V HOLDCO B LLC

By:
Name:
Title:

HPP BREP V.F HOLDCO A LLC

By:
Name:
Title:

HPP BREP V.F HOLDCO B LLC

By:
Name:
Title:

HPP BREP V.TE.1 HOLDCO A LLC

By:
Name:
Title:

HPP BREP V.TE.1 HOLDCO B LLC

By:
Name:
Title:

HPP BREP V.TE.2 HOLDCO A LLC

By:
Name:
Title:

HPP BREP V.TE.2 HOLDCO B LLC

By:
Name:
Title:

HPP BRE HOLDINGS V HOLDCO A LLC

By:
Name:
Title:

HPP BRE HOLDINGS V HOLDCO B LLC

By:
Name:
Title:

HPP BREP VI HOLDCO A LLC

By:
Name:
Title:

HPP BREP VI HOLDCO B LLC

By:
Name:
Title:

HPP BFREP VI SMD HOLDCO A LLC

By:
Name:

Title:

HPP BFREP VI SMD HOLDCO B LLC

By:
Name:
Title:

HPP BRE HOLDINGS VI HOLDCO A LLC

By:
Name:
Title:

HPP BRE HOLDINGS VI HOLDCO B LLC

By:
Name:
Title:

HPP BREP VI.TE.1 HOLDCO A LLC

By:
Name:
Title:

HPP BREP VI.TE.1 HOLDCO B LLC

By:
Name:
Title:

HPP BREP VI.TE.2 HOLDCO A LLC

By:
Name:
Title:

HPP BREP VI.TE.2 HOLDCO B LLC

By:
Name:

Title:

HPP BREP VI AV HOLDCO A LLC

By:
Name:
Title:

HPP BREP VI AV HOLDCO B LLC

By:
Name:
Title:

HPP BREP (AIV) VI HOLDCO A LLC

By:
Name:
Title:

HPP BREP (AIV) VI HOLDCO B LLC

By:
Name:
Title:

EXHIBIT A

FORM OF RESTRICTIVE LEGEND

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SAID SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH APPLICABLE STATE SECURITIES LAWS.
THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 2-211(B) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION HAS AUTHORITY TO ISSUE AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CHARTER, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CORPORATION’S CHARTER, (I) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S COMMON STOCK IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF SHARES) OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (II) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK OF THE CORPORATION IN EXCESS OF 9.8% OF THE VALUE OF THE TOTAL OUTSTANDING SHARES OF CAPITAL STOCK OF THE CORPORATION, UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (III) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN CAPITAL STOCK THAT WOULD RESULT IN THE CORPORATION BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (IV) NO PERSON MAY TRANSFER SHARES OF CAPITAL STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP SET FORTH IN (I) THROUGH (III) ABOVE ARE VIOLATED, THE SHARES OF CAPITAL STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE CORPORATION MAY TAKE OTHER ACTIONS, INCLUDING REDEEMING SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE AND ABSOLUTE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR

OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CHARTER OF THE CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF CAPITAL STOCK OF THE CORPORATION ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.
[THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A STOCKHOLDERS AGREEMENT. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF SUCH STOCKHOLDERS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE, PROMPTLY FOLLOWING RECEIPT OF A WRITTEN REQUEST THEREFOR.]”

____________________________
¹ Bracketed text to be included in the case of securities acquired by Borrower or any Guarantor or their affiliates prior to the Lock-Up Expiry Date (as defined in the Loan Agreement).

EXHIBIT B
FORM OF SHARE TRANSFER NOTICE
Pledgee Party:
Transferor Account:
[Certificate Number(s):]
Number of Shares of Common Stock to be Transferred from Transferor Account:
Deliver Shares of Common Stock as follows:
[Transferor Account:]
Account No.:     No. of Shares of Common Stock:
…
[Certificates registered in the name of each of the following:]
Transferee:     No. of Shares of Common Stock:
…
[Book-entries registered in the name of each of the following:]
Transferee:     No. of Shares of Common Stock:

EXHIBIT C-1

INSTITUTIONAL ACCREDITED INVESTOR SELLER REPRESENTATION LETTER

[Date]

To:    Hudson Pacific Properties, Inc.
11601 Wilshire Boulevard, Suite 900
Los Angeles, California 90025
CC:     [TRANSFER AGENT]

RE:	Sale of the common stock, par value $0.01 per share (the “Common Stock”), of Hudson Pacific Properties, Inc.

Ladies & Gentlemen:

The undersigned is considering transferring [ ] shares of the Common Stock of Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”) to [ ]. The undersigned understands that the Common Stock has not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”). In consideration of being permitted to transfer the Common Stock, the undersigned acknowledges, represents and warrants, and agrees as follows:

1.
The undersigned understands and acknowledges that the Common Stock has not been and will not be registered under the Securities Act, or the securities laws of any state of the United States, and that the sale contemplated hereby is being made only in reliance on an exemption from registration under the Securities Act.

2.
The undersigned has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Common Stock by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

3.
The undersigned understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Company in connection with the contemplated transfer of Common Stock.

[Signature page follows]

The undersigned agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the undersigned to hold or dispose of the Common Stock and/or in relation to the verification of the identity of the undersigned, the source of funds and compliance with all laws and regulations, including without limitation those relating to the prevention of money laundering and other criminal activity. The undersigned understands that the Company is relying on the representations, warranties and agreements contained in this representation letter and agrees, to the maximum extent permitted by law, to indemnify and hold harmless the Company, its affiliates and each of their respective directors, officers, partners, members, managers, shareholders, employees, representatives, agents and affiliates, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained this representation letter or in any other document provided by the undersigned to the Company in connection with the undersigned’s investment in, or holding or disposition of, the Common Stock.

Sincerely,

Print name of seller
By:
Signature

EXHIBIT C-2

INSTITUTIONAL ACCREDITED INVESTOR REPRESENTATION LETTER

[Date]

To:    Hudson Pacific Properties, Inc.
11601 Wilshire Boulevard, Suite 900
Los Angeles, California 90025

CC:     [TRANSFER AGENT]

RE:	Purchase of the common stock, par value $0.01 per share (the “Common Stock”), of Hudson Pacific Properties, Inc.

Ladies & Gentlemen:

The undersigned is considering making an investment in [ ] shares of the Common Stock of Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”). The undersigned understands that the Common Stock has not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”). In consideration of being induced to purchase the Common Stock, the undersigned acknowledges, represents and warrants, and agrees as follows:

1.
The undersigned understands and acknowledges that Common Stock has not been and will not be registered under the Securities Act, or the securities laws of any state of the United States, and that the sale contemplated hereby is being made only in reliance on an exemption from registration under the Securities Act and exemptions under applicable state securities laws.

2.
The undersigned is an institutional accredited investor that meets the requirements set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (“Regulation D”) because it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

A bank as defined in Section 3(a)(2) of the Securities Act acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of ERISA and (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or (ii) the employee benefit plan has total assets over $5,000,000, or (iii) the employee benefit plan is self-directed and its investment decisions are made solely by persons that are accredited investors (within the meaning of Rule 501(a) under the Securities Act); a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has assets in excess of $5,000,000;

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

An organization described in Section 501(c)(3) of the Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Common Stock, with total assets in excess of $5,000,000;

trust with total assets in excess of $5,000,000, that was not formed for the specific purpose of purchasing Common Stock and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company.

3.	The undersigned, in the aggregate, owns and invests on a discretionary basis, not less than $25,000,000 in investments.

4.
The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Common Stock and the undersigned is able to bear the economic risk of loss of its entire investment.

5.
The undersigned has not purchased Common Stock as a result of any form of public offering (within the meaning of Section 4(a)(2) of the Securities Act) or any form of general solicitation or general advertising (as such terms are used in Regulation D), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

6.
The undersigned understands and acknowledges that the shares of Common Stock have not been and will not be registered under the Securities Act, or the securities laws of any state of the United States, and are therefore “restricted securities” within the meaning of Rule 144 under the Securities Act. The undersigned understands and agrees that the Common Stock purchased by it shall bear, or be coded with, the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SAID SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH APPLICABLE STATE SECURITIES LAWS.
THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY

SECTION 2-211(B) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION HAS AUTHORITY TO ISSUE AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CHARTER, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CORPORATION’S CHARTER, (I) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S COMMON STOCK IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF SHARES) OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (II) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK OF THE CORPORATION IN EXCESS OF 9.8% OF THE VALUE OF THE TOTAL OUTSTANDING SHARES OF CAPITAL STOCK OF THE CORPORATION, UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (III) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN CAPITAL STOCK THAT WOULD RESULT IN THE CORPORATION BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (IV) NO PERSON MAY TRANSFER SHARES OF CAPITAL STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP SET FORTH IN (I) THROUGH (III) ABOVE ARE VIOLATED, THE SHARES OF CAPITAL STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE CORPORATION MAY TAKE OTHER ACTIONS, INCLUDING REDEEMING SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE AND ABSOLUTE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CHARTER OF THE CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS

ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF CAPITAL STOCK OF THE CORPORATION ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.”

7.
The undersigned understands and acknowledges that the Company is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of Common Stock in the United States.

8.	The undersigned is acquiring Common Stock as principal for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of Common Stock.

9.	The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent for Common Stock in order to implement the restrictions on transfer.

10.
The undersigned understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Company in connection with the undersigned’s purchase of the Common Stock.

[Signature page follows]

The undersigned agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the undersigned to hold or dispose of the Common Stock and/or in relation to the verification of the identity of the undersigned, the source of funds and compliance with all laws and regulations, including without limitation those relating to the prevention of money laundering and other criminal activity. The undersigned understands that the Company is relying on the representations, warranties and agreements contained in this representation letter and agrees, to the maximum extent permitted by law, to indemnify and hold harmless the Company, its affiliates and each of their respective directors, officers, partners, members, managers, shareholders, employees, representatives, agents and affiliates, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained this representation letter or in any other document provided by the undersigned to the Company in connection with the undersigned’s investment in, or holding or disposition of, the Common Stock.

Sincerely,

Print name of investor
By:
Signature

EXHIBIT D
FORM OF JOINDER TO PARTNERSHIP AGREEMENT

[Date]

To:    Hudson Pacific Properties, Inc. (the “General Partner”)
11601 Wilshire Boulevard, Suite 900
Los Angeles, California 90025

RE:	Joinder to Fourth Amended and Restated Agreement of Limited Partnership of Hudson Pacific Properties, L.P. dated as of December 17, 2015 (the “Partnership Agreement”)

Ladies & Gentlemen:

Reference is made to (i) the Issuer Agreement dated as of December 31, 2015 (the “Issuer Agreement”) among the General Partner, [BANK] (“Pledgee”), HPP BREP V Holdco A LLC (the “Borrower”) and the Guarantors party thereto and (ii) the Margin Loan Agreement dated as of December 29, 2015 (the “Loan Agreement”) among Borrower, the Lenders party thereto and Citibank, N.A., as Administrative Agent. Capitalized terms used but not defined herein have the meanings set forth in the Partnership Agreement.

An Event of Default (as defined in the Loan Agreement) has occurred and, in accordance with the Pledge Agreements (as defined in the Issuer Agreement), Pledgee has elected to Transfer to the undersigned the number of Common Units specified in the Written Instructions (as defined in the Issuer Agreement) provided to you herewith. The undersigned is either the Pledgee or an Affiliate of the Pledgee.

If five percent (5%) or more (by value) of the Partnership’s interests are or will be owned by the undersigned within the meaning of Code Section 7704(d)(3), the undersigned does not, and for so long as it is a Partner will not, own, directly or indirectly, (a) stock of any corporation that is a tenant of (I) the General Partner or any Disregarded Entity with respect to the General Partner, (II) the Partnership or (III) any partnership, venture or limited liability company of which the General Partner, any General Partner, any Disregarded Entity with respect to the General Partner, or the Partnership is a direct or indirect member or (b) an interest in the assets or net profits of any non-corporate tenant of (I) the General Partner, or any Disregarded Entity with respect to the General Partner, (II) the Partnership or (III) any partnership, venture or limited liability company for which the General Partner, any General Partner, any Disregarded Entity with respect to the General Partner, or the Partnership is a direct or indirect member.

The undersigned shall not take any action that would cause (a) the Partnership at any time to have more than 100 partners, including for these purposes as partners Flow-Through Partners indirectly owning an interest in the Partnership through a Flow-Through Entity, but only if substantially all of the value of such Person’s interest in the Flow-Through Entity is attributable to the Flow-Through Entity’s interest (direct or indirect) in the Partnership; or (b) the Partnership Interest initially issued by the Partnership to the Blackstone Entities (as defined in the Loan Agreement), the Borrower, the Guarantors or their respective Affiliates or their predecessors to be held by more than 30 partners, not including as partners for such purposes any Flow-Through Partners unless a principal purpose of the use of the Flow-Through Entity through which such partners invest was to permit the Partnership to satisfy the 100-partner limitation within the meaning of Treas. Reg. Section 1.7704-1(h)(3)(ii).

The undersigned hereby accepts all of the terms, conditions and applicable obligations of a Substitute Limited Partner under the Partnership Agreement, as such terms, conditions and obligations are modified by the Issuer Agreement.

The undersigned agrees that it will further represent, warrant and certify to such matters and execute and deliver all such other instruments and take all such other action as the General Partner may require pursuant to the terms of the Partnership Agreement, as modified by the Issuer Agreement.

Very truly yours,

[ ]

By:___________________________________
Name:
Title:

EXHIBIT E
PLEDGEE PARTY NOTICE OF REDEMPTION
To:    Hudson Pacific Properties, Inc.
11601 Wilshire Boulevard, Suite 900
Los Angeles, California 90025
The undersigned Pledgee Party hereby irrevocably tenders for redemption [—] Common Units in Hudson Pacific Properties, L.P. (the “Tendered Common Units”) in accordance with the terms of the Fourth Amended and Restated Agreement of Limited Partnership of Hudson Pacific Properties, L.P. dated as of December 17, 2015, as amended (the “Partnership Agreement”), as modified pursuant to the Issuer Agreement dated as of December 31, 2015 (the “Issuer Agreement”) by and among Hudson Pacific Properties, Inc. (the “General Partner”), [BANK] and the other parties thereto, and the Common Redemption Right referred to therein. The undersigned Pledgee Party:

(a)
undertakes (i) to surrender the Tendered Common Units and any certificate therefor at the closing of the Common Redemption and (ii) to furnish to the General Partner, prior to the Specified Redemption Date, the documentation, instruments and information required under Section 15.1.G of the Partnership Agreement;

(b)	directs that the wire transfer representing the amount deliverable upon the closing of such Common Redemption be delivered to the account specified below;

(c)	represents, warrants, certifies and agrees that:

(i)	it is a Qualifying Common Party (as defined in the Partnership Agreement);

(ii)	it has acquired the Tendered Common Units in connection with a foreclosure;

(iii)	it has, and at the closing of the Common Redemption will have, the full right, power and authority to tender and surrender such Tendered Common Units;

(iv)	it has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender;

(v)
after giving effect to an acquisition of the Tendered Common Units by the General Partner pursuant to the Issuer Agreement in exchange for the Common Unit REIT Shares Amount (as defined in the Partnership Agreement), the Pledgee Parties in the aggregate would not Beneficially Own or Constructively Own (each as defined in the Company’s charter) shares of Common Stock in violation of the Ownership Limit, and no Pledgee Party would Beneficially Own or Constructively Own (each as defined in the Company’s charter) shares of Common Stock or Capital Stock (as defined in the Company’s charter) in violation of the Ownership Limit; and

(vi)	it will further represent, warrant and certify to such matters as the General Partner may require pursuant to the terms of the Partnership Agreement;

(d)
acknowledges that it will continue to own such Tendered Common Units until and unless either (i) such Tendered Common Units are acquired by the General Partner pursuant to the Issuer Agreement or (ii) such redemption transaction closes; and

(e)	acknowledges it must comply with the other terms and conditions of the Partnership Agreement (as modified by the Issuer Agreement) in connection with its exercise of the Common Redemption Right.

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Partnership Agreement (as modified by the Issuer Agreement) or the Issuer Agreement.
Dated:         Name of Pledgee Party:

(Signature of Authorized Signatory)

(Street Address)

(City) (State) (Zip Code)

Wire Instructions
ABA Routing Number:
Bank Name:
Bank Address:
Name on Bank Account:
Account Number:
SWIFT / IBAN (if applicable):
For Further Credit Acct #:
For Further Credit Acct Name:

EXHIBIT F

E-MAIL ADDRESSES

Chief Executive Officer: Victor@hudsonppi.com

Chief Financial Officer: Mark@hudsonppi.com

Chief Accounting Officer: Harout@hudsonppi.com

Chief Investment Officer: Alex@hudsonppi.com

General Counsel: Kay@hudsonppi.com

The Company may change the electronic mail addresses set forth on this Exhibit F by giving Pledgee notice in the manner set forth in Section 5.

EXHIBIT G

TENDERING PLEDGEE PARTY CERTIFICATE
[DATE]
The undersigned, [NAME], the duly authorized and appointed [TITLE] of [TENDERING PLEDGEE PARTY], does hereby represent and warrant on behalf of [TENDERING PLEDGEE PARTY] that:

(a)
any disposition of Pledgee Exchanged Shares to be issued in exchange for the Tendered Common Units referred to in the Pledgee Party Notice of Redemption enclosed with this certificate will be effected, or caused to be effected, by the [TENDERING PLEDGEE PARTY] in accordance with the plan of distribution contained in the Resale Prospectus; and

(b)	the [TENDERING PLEDGEE PARTY] is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.
Capitalized terms used in this certificate and not otherwise defined herein shall have the meaning ascribed to them in the Issuer Agreement dated as of December 31, 2015 by and among Hudson Pacific Properties, Inc., [BANK] and the other parties thereto.
IN WITNESS WHEREOF, the undersigned has signed and delivered this certificate as of the date first written above.
By:
Name:
Title:

EXHIBIT H

QIB PRIVATE PLACEMENT REPRESENTATION LETTER

Representation Letter (the “Representation Letter”) Relating to Common Stock, par value $0.01 per share (the “Common Stock”), of Hudson Pacific Properties, Inc.

[Date]

To: [Bank ]

We are considering making an investment in the Common Stock of Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”). In consideration of being induced to purchase [ ] shares of Common Stock (the “Purchased Shares”), we acknowledge, represent and warrant, and agree as follows:

(1) (a) We are, and each investor account for which we are purchasing the Common Stock is, a qualified institutional buyer within the meaning of Rule 144A (“Rule 144A”) under the United States Securities Act of 1933, as amended (the “Securities Act”) and acknowledge that the Purchased Shares have not been registered under the Securities Act or any applicable state securities laws, and are therefore “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”), and (b) we agree on our own behalf and on behalf of any investor account for which we are purchasing the Purchased Shares that the Purchased Shares may not be resold, pledged, hypothecated or otherwise made subject to a security interest or otherwise transferred except:

(i)	to the Company or any subsidiary thereof;

(ii)	pursuant to a transaction registered under the Securities Act;

(iii)	pursuant to Rule 144, assuming that the holding period under Rule 144 shall be deemed to have commenced on [***]; or

(iv)
otherwise in a transaction exempt from registration under the Securities Act where (A) the shares are (x) directly registered on the books and records of the transfer agent or (y) in certificated form, in each case of clause (x) or (y), subject to a restrictive legend in the form set forth on Schedule I hereto (or in such other form acceptable to us and the transfer agent) and (B) the Company is provided with an opinion of nationally recognized counsel, which opinion and counsel are reasonably acceptable to the Company, that such shares of Common Stock may be sold in the applicable transaction without registration under the Securities Act.

(2) We represent and warrant that neither we, nor any investor account for which we are purchasing the Common Stock, are now, and have not at any time in the preceding three months been, an “affiliate” (within the meaning of Rule 144) of Company.

(3) The undersigned understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Company and the transfer agent in connection with the contemplated transfer of the Purchased Shares. Without limiting the generality of the foregoing, each of the Company and the transfer agent shall be a third-party beneficiary of our representations, warranties and agreements hereunder.

The undersigned agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the undersigned to hold the Purchased Shares and/or in relation to the verification of the identity of the undersigned, the source of funds and compliance with all laws and regulations, including without limitation those relating to the prevention of money laundering and other criminal activity. The undersigned understands that the Company is relying on the representations, warranties and agreements contained in this Representation Letter and agrees, to the maximum extent permitted by law, to indemnify and hold harmless the Company, its affiliates and each of their respective directors, officers, partners, members, managers, shareholders, employees, representatives, agents and affiliates, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained this Representation Letter or in any other document provided by the undersigned to the Company in connection with the undersigned’s investment in, or holding of, the Purchased Shares.

Signatures:

INDIVIDUAL: (Signature) (Print Name) PARTNERSHIP, CORPORATION, TRUST, CUSTODIAL ACCOUNT OR OTHER ENTITY: (Name of Entity) By: (Signature) (Print Name and Title)	IF BY JOINT TENANTS: (Signature) (Print Name)

Date: ___________________

SCHEDULE I

Form of Restrictive Legend

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SAID SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH APPLICABLE STATE SECURITIES LAWS.
THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 2-211(B) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION HAS AUTHORITY TO ISSUE AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CHARTER, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CORPORATION’S CHARTER, (I) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION’S COMMON STOCK IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF SHARES) OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (II) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK OF THE CORPORATION IN EXCESS OF 9.8% OF THE VALUE OF THE TOTAL OUTSTANDING SHARES OF CAPITAL STOCK OF THE CORPORATION, UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (III) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN CAPITAL STOCK THAT WOULD RESULT IN THE CORPORATION BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (IV) NO PERSON MAY TRANSFER SHARES OF CAPITAL STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP SET FORTH IN (I) THROUGH (III) ABOVE ARE VIOLATED, THE SHARES OF CAPITAL STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN

ADDITION, THE CORPORATION MAY TAKE OTHER ACTIONS, INCLUDING REDEEMING SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE AND ABSOLUTE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CHARTER OF THE CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF CAPITAL STOCK OF THE CORPORATION ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.”

EXHIBIT I-1

INSTITUTIONAL ACCREDITED INVESTOR SELLER REPRESENTATION LETTER

[Date]

To:    Hudson Pacific Properties, Inc. (the “Company”)
11601 Wilshire Boulevard, Suite 900
Los Angeles, California 90025
CC:     [TRANSFER AGENT]

RE:	Sale of the common units (the “Common Units”) of Hudson Pacific Properties, L.P.

Ladies & Gentlemen:

The undersigned is considering transferring [ ] Common Units of Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Partnership”), to [ ]. The undersigned understands that the Common Units have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”). In consideration of being permitted to transfer the Common Units, the undersigned acknowledges, represents and warrants, and agrees as follows:

1.
The undersigned understands and acknowledges that the Common Units have not been and will not be registered under the Securities Act, or the securities laws of any state of the United States, and that the sale contemplated hereby is being made only in reliance on an exemption from registration under the Securities Act.

2.
The undersigned has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Common Units by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, in each case, that would cause the sale of Common Units contemplated hereby to violate the Securities Act.

3.
The undersigned understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Company in connection with the contemplated transfer of Common Units.

[Signature page follows]

The undersigned agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the undersigned to hold the Common Units and/or in relation to the verification of the identity of the undersigned, the source of funds and compliance with all laws and regulations, including without limitation those relating to the prevention of money laundering and other criminal activity. The undersigned understands that the Company is relying on the representations, warranties and agreements contained in this representation letter and agrees, to the maximum extent permitted by law, to indemnify and hold harmless the Company, its affiliates and each of their respective directors, officers, partners, members, managers, shareholders, employees, representatives, agents and affiliates, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained this representation letter or in any other document provided by the undersigned to the Company in connection with the undersigned’s investment in, or holding of, the Common Units.

Sincerely,

Print name of seller
By:
Signature

EXHIBIT I-2

INSTITUTIONAL ACCREDITED INVESTOR REPRESENTATION LETTER

[Date]

To:    Hudson Pacific Properties, Inc. (the “Company”)
11601 Wilshire Boulevard, Suite 900
Los Angeles, California 90025

CC:     [TRANSFER AGENT]

RE:	Purchase of the common units (the “Common Units”) of Hudson Pacific Properties, L.P.

Ladies & Gentlemen:

The undersigned is considering making an investment in [ ] Common Units of Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Partnership”). The undersigned understands that the Common Units have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”). In consideration of being induced to purchase the Common Units, the undersigned acknowledges, represents and warrants, and agrees as follows:

1.
The undersigned understands and acknowledges that Common Units have not been and will not be registered under the Securities Act, or the securities laws of any state of the United States, and that the sale contemplated hereby is being made only in reliance on an exemption from registration under the Securities Act and exemptions under applicable state securities laws.

2.
The undersigned is an institutional accredited investor that meets the requirements set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (“Regulation D”) because it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

A bank as defined in Section 3(a)(2) of the Securities Act acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of ERISA and (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or (ii) the employee benefit plan has total assets over $5,000,000, or (iii) the employee benefit plan is self-directed and its investment decisions are made solely by persons that are accredited investors (within the meaning of Rule 501(a) under the Securities Act); a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has assets in excess of $5,000,000;

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

An organization described in Section 501(c)(3) of the Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Common Units, with total assets in excess of $5,000,000;

trust with total assets in excess of $5,000,000, that was not formed for the specific purpose of purchasing Common Units and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Partnership.

3.	The undersigned, in the aggregate, owns and invests on a discretionary basis, not less than $25,000,000 in investments.

4.
The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Common Units and the undersigned is able to bear the economic risk of loss of its entire investment.

5.
The undersigned understands and acknowledges that the Common Units have not been and will not be registered under the Securities Act, or the securities laws of any state of the United States, and are therefore “restricted securities” within the meaning of Rule 144 under the Securities Act. The undersigned understands and agrees that the Common Units purchased by it shall be subject to the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SAID SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH APPLICABLE STATE SECURITIES LAWS.”

6.
The undersigned understands and acknowledges that the Partnership is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of Common Units in the United States.

7.	The undersigned is acquiring Common Units as principal for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of Common Units.

8.	The undersigned consents to the Company making a notation on the Partnership’s records in order to implement the restrictions on transfer.

9.
The undersigned understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Company and the Partnership in connection with the undersigned’s purchase of the Common Units.

10.
The undersigned has not purchased Common Units as a result of any form of public offering (within the meaning of Section 4(a)(2) of the Securities Act) or any form of general solicitation or general advertising (as such terms are used in Regulation D).

11.
The undersigned understands and acknowledges that, as a holder of Common Units, it will be required to comply with the terms of the agreement of limited partnership of the Partnership as in effect from time to time.

[Signature page follows]

The undersigned agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the undersigned to hold the Common Units and/or in relation to the verification of the identity of the undersigned, the source of funds and compliance with all laws and regulations, including without limitation those relating to the prevention of money laundering and other criminal activity. The undersigned understands that the Company is relying on the representations, warranties and agreements contained in this representation letter and agrees, to the maximum extent permitted by law, to indemnify and hold harmless the Company, its affiliates and each of their respective directors, officers, partners, members, managers, shareholders, employees, representatives, agents and affiliates, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained this representation letter or in any other document provided by the undersigned to the Company in connection with the undersigned’s investment in, or holding of, the Common Units.

Sincerely,

Print name of investor
By:
Signature

EXHIBIT J

PERMITTED ASSIGNEES

(i) Each Lender party to the Margin Loan Agreement on the Initial Closing Date, (ii) Bank of America, N.A., Bank of Montreal, Bank of Tokyo-Mitsubishi UFJ, Barclays Bank plc, Credit Suisse AG, Goldman Sachs Bank USA, HSBC Bank plc, JPMorgan Chase Bank, N.A., KeyBank National Association, Morgan Stanley, Nomura International plc, Royal Bank of Canada, Royal Bank of Scotland, Scotia Bank, Sumitomo Mitsui Banking Corporation, UBS AG and Wells Fargo Bank, N.A. (or, in the case of any of the foregoing, any successor thereto) and (iii) any Affiliate of the foregoing that is either the ultimate parent company of the foregoing or controlled by the ultimate parent company of the foregoing.

EXHIBIT K

FORM OF COUNTERPART TO ASSIGNEE ISSUER AGREEMENT

[Date]

To:    Hudson Pacific Properties, Inc. (the “Company”)
11601 Wilshire Boulevard, Suite 900
Los Angeles, California 90025

HPP BREP V Holdco A LLC
The Guarantors named in the Loan Agreement (as defined below)
[Address to be inserted]

RE:	Joinder

Ladies & Gentlemen:

Reference is made to (i) the Margin Loan Agreement dated as of December 29, 2015 (the “Loan Agreement”) among HPP BREP V Holdco A LLC (the “Borrower”), the Lenders party thereto and Citibank, N.A., as Administrative Agent and (ii) the Issuer Agreement dated as of December 31, 2015 (the “Issuer Agreement”) among the Company, [BANK] (“Pledgee”), the Borrower and the Guarantors party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement or the Issuer Agreement.

The undersigned (“Assignee”) represents that Pledgee has assigned to Assignee all or a portion of the Advances owing to Pledgee under the Loan Agreement and that Assignee is a Permitted Assignee. As specified in the Issuer Agreement, upon the execution of this joinder and its delivery to the addressees named above, Assignee, the Company, the Borrower and the Guarantors are deemed to have entered into an agreement with terms and conditions identical to those in the Issuer Agreement, except that Assignee shall be substituted for Pledgee in such agreement, and such agreement is automatically effective. Assignee hereby affirms all of its representations and warranties and agrees to comply with all of its obligations in such agreement.

Very truly yours,

[ ]

By:___________________________________
Name:
Title: